Revenues and Other Income	12 Months Ended
Dec. 31, 2021
Revenues and Other Income
Revenues and Other Income

Note 16. Revenues and Other Income

	Year ended
	December 31,
(in thousands of euros)	2019	2020	2021
Sales	6,998	372	4,194
Total revenues	6,998	372	4,194
CIR	4,293	4,791	4,069
Subsidies	—	—	8
Other	0	100	229
Total other income	4,293	4,891	4,307
Total revenues and other income	11,291	5,263	8,501

In 2021, revenue amounted to €4.2 million and mainly corresponds to a milestone payment of €4.0 million to be received by the Company following the launch of the Phase IIb study on the Cedirogant program, in accordance with the terms of the collaboration agreement between Inventiva and AbbVie.

Since August 2018, Inventiva completed performance of its obligations with respect to the Cedirogant program and AbbVie is responsible, at its sole cost and discretion, for all further development and commercialization activities. Consequently, in accordance with IFRS 15, this milestone payment was recognized for its entire amount as revenue as soon as it became highly probable that it would be obtained, i.e. as soon as the first patient was enrolled in the clinical trial. The Company received the payment from AbbVie on January 31, 2022 (see Note 1.2, “Significant events of 2021”).

In 2020, revenue amounted to €0.4 million. The decrease in revenue compared to 2019 is mainly explained by (i) no milestone payment triggered according to the collaboration agreement with AbbVie and (ii) the termination of the collaboration agreement with Boehringer Ingelheim (“BI”) in the fourth quarter of 2019.

In 2019, revenue amounted to €7.0 million and primarily included:

●	the €3.5 million milestone payment from AbbVie received in December 2019 following the enrollment of the first patient with psoriasis in the ongoing clinical trial of Cedirogant (formerly ABBV-157);
●	the reversal of all contract liabilities recognized at December 31, 2018 following the termination of all contracts with BI. The reversal amounted to €2.2 million, including €2.1 million following termination of the BI Collaboration in the fourth quarter of 2019 (see Note 1.3, “Significant events of 2019 and 2020”).

In 2019, revenue from research partnerships with AbbVie and BI represented 51.4% and 36.9% of the Company's revenue, respectively.

CIR

In 2019, 2020 and 2021, the CIR corresponds to the amount of research tax credit recorded for each period and corrective claim established by the Company following the July 22, 2020 decision of the Conseil d’Etat (see Note 12, “Provisions”). CIR amounted €4.1 million, €4.8 million and €4.3 million for the years ended December 31, 2021, December 31, 2020, and December 31, 2019 respectively.